UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2018

SENSEONICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway
Germantown, MD  20876-7005

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01         Entry into a Material Definitive Agreement.

Third Amendment to Amended and Restated Loan Agreement

In connection with the Note Offering (as defined below), on January 25, 2018, Senseonics Holdings, Inc. (the “Company”) entered into a Third Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”), by and among Oxford Finance LLC (“Oxford”) and Silicon Valley Bank (together with Oxford, the “Lenders”), the Company and Senseonics, Incorporated (the “Borrowers”) pursuant to which the Borrowers and the Lenders agreed to amend the Amended and Restated Loan and Security Agreement to, among other things, permit the Note Offering and pursuant to which the Borrowers agreed to grant the Lenders a security interest in certain copyrights, trademarks and patents of the Borrowers to secure the obligations of the Lenders under the Amended and Restated Loan and Security Agreement.

The foregoing summary description of certain terms of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

Completion of Convertible Senior Subordinated Note Offering

On January 30, 2018, the Company completed its registered underwritten public offering of $50.0 million aggregate principal amount of 5.25% convertible senior subordinated notes due 2023 (such notes, the “Notes,” and such offering, the “Note Offering”), pursuant to an underwriting agreement, dated January 26, 2018, as amended (the “Underwriting Agreement”), with BTIG, LLC as the underwriter (the “Underwriter”).  The Company has also granted the Underwriter a 30-day option to purchase up to an additional $7.5 million aggregate principal amount of Notes, solely to cover over-allotments.

The Notes were offered and sold in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 filed with the Securities and Exchange Commission on April 3, 2017, which became effective on April 17, 2017 (Registration No. 333-217122), including the prospectus supplement filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act, dated January 26, 2018, to the prospectus contained in the registration statement.

Base Indenture and Supplemental Indenture

The Company issued the Notes under an indenture, dated as of January 30, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of January 30, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes are general, unsecured, senior subordinated obligations of the Company and bear interest at a rate of 5.25% per year, payable semiannually in arrears on February 1 and August  1 of each year, beginning on August 1, 2018. The Notes will mature on February 1, 2023, unless earlier repurchased or converted.  The Indenture provides that payment of the principal of, and accrued and unpaid interest, if any, on the maturity date, and the fundamental change repurchase price of (excluding cash payable in lieu of delivering fractional shares of our common stock), the notes is subordinated to the prior payment in full in cash or other payment satisfactory to the holders of senior debt, of all existing and future senior debt, which includes the Company’s indebtedness under the Amended and Restated Loan and Security Agreement and any refinancing thereof.

The Notes will be convertible into shares of the Company’s common stock at the option of the holders at any time prior to the close of business on the business day immediately preceding the maturity date. The conversion rate will initially be 294.1176 shares of common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $3.40 per share of common stock), subject to customary adjustments. Holders who convert on or after the date that is six months after the last date of original issuance of the Notes but prior to February 1, 2021, may also be entitled to receive, under certain circumstances, an interest make-whole payment payable in shares of our common stock.  In addition, following certain corporate events that occur prior to the maturity date, we will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event.

If the Company undergoes a “fundamental change,” holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture contains customary events of default including: (1) the Company’s default in any payment of interest on any Note when due and payable and the default continues for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of the Indenture; (2) the Company’s default in the payment of principal of any Note when due and payable at its stated maturity, upon any required repurchase, upon declaration of acceleration or otherwise, whether or not such payment is prohibited by the subordination provisions of the Indenture; (3) the Company’s failure to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right and such failure continues for five (5) business days; (4) the Company’s failure to give a fundamental change notice or a notice of a make-whole fundamental change, in each case, when due and such failure continues for three (3) business days; (5) the Company’s failure to comply with its obligations under the Indenture with respect to consolidation, merger or sale of assets of the Company; (6) the Company’s failure, for a period of 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding, to comply with any of the Company’s other agreements contained in the Notes or Indenture; (7) a default by the Company or its significant subsidiary with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $10.0 million (or its foreign currency equivalent) in the aggregate of the Company and/or its significant subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with the Indenture; (8) certain events of bankruptcy, insolvency, or reorganization of the Company or its significant subsidiary; or (9) a final judgment or judgments for the payment of $10.0 million (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or its significant subsidiary, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If certain bankruptcy and insolvency-related events of default with respect to the Company occur, the principal of, and accrued and unpaid interest on, all of the then outstanding Notes shall automatically become due and payable. If any other event of default occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of, and accrued and unpaid interest on, all of the then outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects, the sole remedy for an event of default relating to certain failures by the Company to comply with Section 314(a)(1) of the Trust Indenture Act or comply with certain reporting covenants in the Indenture will, for the first 365 days after such event of default, consist exclusively of the right to receive additional interest on the Notes.

The Indenture provides that, so long as at least 25% of the initial aggregate principal amount of the notes (including any notes issuable upon exercise of the underwriter’s overallotment option), remain outstanding, the Company shall not incur indebtedness in excess of $35,000,000, other than certain permitted indebtedness, and, that the Company shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its subsidiary to, another person, unless (i) the resulting, surviving or transferee person (if not the Company) is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such corporation (if not the Company) expressly assumes by supplemental indenture all of the Company’s obligations under the Notes and the Indenture; and (ii) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the Indenture.

A copy of the Base Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference. A copy of the Supplemental Indenture, including the form of Note, is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference. The description of the Notes and the Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Indenture and the form of Note included therein.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01              Other Events

Underwriting Agreement

On January 26, 2018, the Company entered into the Underwriting Agreement with the Underwriter.

The Underwriting Agreement includes customary representations, warranties and covenants. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the Underwriter may be required to make in respect of those liabilities.

The Company estimates that the net proceeds from the Note Offering will be approximately $48.0 million (or $55.3 million if the Underwriter exercises its over-allotment option in full), after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Note Offering to begin commercialization of Eversense in the United States, if approved, to fund continued research and development of future configurations of Eversense, and for working capital and general corporate purposes.

On January 29, 2018, the Company entered into an amendment to the Underwriting Agreement with the Underwriter (the “UA Amendment”), in order to update the “Increase in Conversion Rate upon Conversion upon a Make-Whole Fundamental Change” section of the Pricing Term Sheet attached as Exhibit B to the Underwriting Agreement.

The foregoing description of the Underwriting Agreement and the UA Amendment is qualified in its entirety by the copy of the Underwriting Agreement, as amended by the UA Amendment, which is attached as Exhibit 1.1 and incorporated herein by reference.

In connection with the Note Offering, the Company is filing the opinion and consent of its counsel, Cooley LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Note Offering and the Company’s expectations regarding the expected net proceeds from the Note Offering and use of those net proceeds. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may”, “will”, “should”, “could”, “would”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “projects”, “predicts”, “potential” and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 26, 2018, by and between the Company and BTIG, LLC, as amended on January 29, 2018.

4.1	Base Indenture, dated January 30, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated January 30, 2018, between the Company and U.S. Bank, National Association, as Trustee (including the form of 5.25% convertible senior subordinated notes due 2023).

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Senseonics Holdings, Inc.

	By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer
January 30, 2018